Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-QSB of Collegiate Pacific Inc. (the “Company”) for the fiscal quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), the undersigned, the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

/s/ Michael J. Blumenfeld
Michael J. Blumenfeld, Chief Executive Officer February 13, 2004

/s/ William R. Estill
William R. Estill, Chief Financial Officer February 13, 2004